CELEBRATING EARTH DAY 2021 Annual Meeting of Shareholders April 22, 2021

2 NWE’s CEO – Bob Rowe Robert C. Rowe • Current position since August 2008 • Board member since August 2008 • 20-plus years energy and utility industry experience • Co-Chair of the Institute for Electric Innovation, an Institute of the Edison Foundation focused on advancing the adoption of innovative and efficient technologies among electric utilities and their technology partners that will transform the power grid; a member of the EEI Board of Directors Executive Committee; a member of the American Gas Association Board of Directors; Western Energy Institute past chair and current executive committee member • Former chairman and commissioner of the Montana Public Service Commission from 1993-2004, and also served as president of the National Association of Regulatory Utility Commissioners (NARUC)

NWE’s Board of Directors 3 Stephen P. Adik • Board Chair Independent • Director since Nov. 2004 Britt E. Ide • Committees: Governance, Operations • Independent • Director since April 2017 Anthony T. Clark • Committees: Governance, Human Resources • Independent • Director since Dec. 2016 Dana J. Dykhouse • Committees: Human Resources (chair), Audit • Independent • Director since Jan. 2009 Jan R. Horsfall • Committees: Audit, Operations (chair) • Independent • Director since April 2015 Robert C. Rowe • Committees: None • CEO • Director since August 2008 Julia L. Johnson • Committees: Governance (chair), Human Resources • Independent • Director since Nov. 2004 Jeff W. Yingling • Committees: Audit, Governance • Independent • Director since Oct. 2019 Linda G. Sullivan • Committees: Audit (Chair), Operations • Independent • Director since April 2017 Mahvash Yazdi • Committees: Human Resources, Operations • Independent • Director since Dec. 2019

NWE Executive Team 4 Robert C. Rowe • Chief Executive Officer • Current position since 2008 Brian B. Bird • President and Chief Operating Officer • Current position since 2021 (formerly Chief Financial Officer since 2003) Michael R. Cashell • Vice President - Transmission • Current Position since 2011 Heather H. Grahame • General Counsel and Vice President of Regulatory and Federal Government Affairs • Current position since 2010 John D. Hines • Vice President – Supply/Montana Affairs • Current Position since 2011 Crystal D. Lail • Vice President and Chief Financial Officer • Current position since 2021 (formerly VP and Chief Accounting Officer since 2020) Curtis T. Pohl • Vice President - Distribution • Current position since 2003 Bobbi L. Schroeppel • Vice President – Customer Care, Communications and Human Resources • Current Position since 2002 Jeanne M. Vold • Vice President – Technology • Current Position since 2021 (former Business Technology Officer since 2012)

5 NWE’s Auditors – Deloitte & Touche LLP • NorthWestern Energy’s accounting firm in 2020 • Deloitte provides the following services for more than 20 industries: • Risk & Financial Advisory • Audit & Assurance • Consulting • Tax • Merger & Acquisition • Artificial Intelligence and Analytics • Cloud • Deloitte and its subsidiaries have 80,000 professionals

6 NWE’s Board Chair Stephen P. Adik • Director since November 1, 2004; retiring April 2021 • Retired Vice Chairman of NiSource, Inc., a Merrillville, Ind.-based electric and natural gas production, transmission and distribution company. He has held a number of executive positions including Chief Financial Officer with NiSource and its predecessor Northern Indiana Public Service Company. Prior to joining NIPSCO, he held financial executive positions for American Natural Resources Company and three railroad companies. • Serves on the boards of directors of the Chicago SouthShore and South Bend Railroad, a regional rail carrier serving northwest Indiana. In addition, Mr. Adik has served on the boards of several nonprofit organizations. • Resides in Valparaiso, Ind. He holds a bachelor's degree in mechanical engineering from Steven Institute of Technology and an MBA from Northwestern University. Meeting Agenda • Call to Order • Secretary’s Report • Declaration of Quorum • Statement of Business • Voting • Company Presentation • Shareholder Questions • Report of Preliminary Voting Results • Adjournment

7 Corporate Secretary’s Report Report • Affidavit of distribution for the proxy materials • Registered holders of common stock of the Company • Establishment of a quorum

8 Items of Business to be Considered Election of Directors • Our Board is nominating 8 people for election as directors to serve for one year. Ratification of Deloitte & Touche LLP, as Independent Registered Public Accounting Firm for 2021 • Our Audit Committee oversees the integrity of our accounting and financial reporting, and auditing processes. To assist with those responsibilities, the committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm to audit our financial statements for 2021. Approve Amendment to Equity Compensation Plan • If approved, additional shares will be available under our equity compensation plan and certain other plan provisions will be amended. Advisory Vote to Approve Named Executive Officer Compensation • Our Board will consider the guidance received by the say-on-pay vote when determining executive pay for the remainder of 2021 and beyond.

9 Electronic Voting • If you have not voted: Please use the virtual meeting voting platform to cast your vote now. • If you previously voted, but want to change your vote: Please use the virtual meeting voting platform to cast your new vote now.

10 Forward Looking Statements Forward Looking Statements During the course of this presentation, there will be forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” The information in this presentation is based on our current expectations as of the date hereof unless otherwise noted. Our actual future business and financial performance may differ materially and adversely from our expectations expressed in any forward-looking statements. We undertake no obligation to revise or publicly update our forward-looking statements or this presentation for any reason. Although our expectations and beliefs are based on reasonable assumptions, actual results may differ materially. The factors that may affect our results are listed in certain of our press releases and disclosed in the Company’s most recent Form 10-K and 10-Q along with other public filings with the SEC. NorthWestern Corporation dba: NorthWestern Energy Ticker: NWE Trading on the Nasdaq www.northwesternenergy.com Corporate Office 3010 West 69th Street Sioux Falls, SD 57108 (605) 978-2900 Investor Relations Officer Travis Meyer 605-978-2967 travis.meyer@northwestern.com Company Information Bob Rowe CEO

NorthWestern Energy Value Proposition 11 A pure electric and natural gas utility serving as stewards of critical energy infrastructure that provides essential services to a broad service territory spanning across Montana, South Dakota, Nebraska and Yellowstone National Park. A Strong Financial Foundation and Investment for the Long Term • Over 100 years of operating history • History of strong earnings growth • 3.7% Non-GAAP EPS CAGR from 2011-2020 • 3%-6% long-term EPS growth going forward • History of annual dividend increases • Growing from $1.00 per share in 2005 to $2.48 in 2021 (annualized) • Competitive current dividend yield of 3.6% • Growing capital investment program • $400+ million annual investment and approximately 2.4x depreciation in 2021 • Diverse energy supply portfolio - already 65% carbon-free (2020 MWh delivered) • Significant generation capacity deficit • Award winning and best practices corporate governance • Stable and flexible investment grade balance sheet • Ample liquidity (>$100 Millions) to weather uncertainty • History of stable customer growth, in excess of national average • Customer bills well below national average • Highest ever customer satisfaction scores

COVID-19…Our Response 12 COVID-19 has consumed our everyday life. This pandemic has affected all aspects of our operations. We implemented a comprehensive set of actions to help our customers, communities and employees, all while maintaining our commitment to provide safe and reliable energy. We will continue to monitor and adapt our operating and financial plan to meet the challenges ahead. Crisis Action Team activated March 11, 2020 • Crisis team (managers) in place with minimum business disruption • Government requirements are the baseline, but we will make decisions by applying available expert information • Open communication channels with state officials and utility commissions Keeping Employees Safe • Employee work from home policy since mid March 2020 – where appropriate • All walk-in offices and facilities closed to public • Field employee guidance for safety • Field crews now pods of 4-5 employees Helping Customers and Communities • Communicating with customers, including commercial and industrial • Provided $400K of incremental charitable funding specific for COVID relief, including billing relief for small businesses • Matching employee contributions to COVID-19 relief • Service disconnections for non payment are suspended • Low Income Home Energy Assistance Program • Providing customers and businesses resources to seek additional support on local, state and federal levels

About NorthWestern 13 Montana Operations Electric 384,700 customers 24,877 miles – transmission & distribution lines 871 MW maximum capacity owned power generation Natural Gas 203,700 customers 7,057 miles of transmission and distribution pipeline 17.75 Bcf of gas storage capacity Own 43.1 Bcf of proven natural gas reserves Nebraska Operations Natural Gas 42,700 customers 813 miles of distribution pipeline Data as of 12/31/2020 South Dakota Operations Electric 63,900 customers 3,622 miles – transmission & distribution lines 411 MW nameplate owned power generation Natural Gas 48,000 customers 1,766 miles of transmission and distribution pipeline

14

NWE - An Investment for the Long Term


Black Eagle dam

Pure Electric & Gas Utility

- 100% pure electric & natural gas utility business with over 100 years of operating history
- Solid economic indicators in service territory
- Diverse electric supply portfolio ~65% hydro, wind & solar

Solid Utility Foundation

- Residential electric & gas rates below national average
- Solid system reliability
- Low leaks per 100 miles of pipe
- Solid JD Power Overall Customer Satisfaction scores

Strong Earnings & Cash Flow

- Consistent track record of earnings & dividend growth
- Strong cash flows aided by net operating loss carry-forwards anticipated to be available into 2021
- Strong balance sheet & investment grade credit ratings

Attractive Future Growth Prospects

- Disciplined maintenance capital investment program to ensure safety and reliability
- Significant investment in renewable resources (hydro & wind) will provide long-term energy supply pricing stability for the benefit of customers for many years to come
- Further opportunity for energy supply investment to meet significant capacity shortfalls

Financial Goals & Metrics

- Target debt to capitalization ratio of 50%-55% with liquidity of $100 million or greater
- Target 3%-6% EPS growth plus dividend yield to provide competitive total return
- Target dividend payout ratio of 60%-70%

Best Practices Corporate Governance

NYSE Governance Services — Governance, Risk and Compliance — Leadership Awards 2015 — Winner

Utility Customer Champion — Residential — 2015 — Cogent Reports

20% by 2020 — Women on Boards — 2020

Corporate Governance Awards — 2019 — Corporate Secretary — Winner

Moody's Investors Service — 5th Best Governance Score

A Diversified Electric and Gas Utility 15 NorthWestern’s ‘80/20’ rules: Approximately 80% Electric and 80% Montana. Over $4.0 billion of rate base investment to serve our customers Data as reported in our 2020 10-K (1) Gross Margin, defined as revenues less cost of sales, is a non-GAAP Measure. See appendix for additional disclosure. (1) (1)

16 Highly Carbon-Free Supply Portfolio Based upon 2020 MWH’s of owned and long-term contracted resources. Approximately 65% of our total company owned and contracted supply is carbon-free. NorthWestern does not own all the renewable energy certificates (RECs) generated by contracted wind, and periodically sells its own RECs with proceeds benefiting retail customers. Accordingly, we cannot represent that 100% of carbon-free energy in the portfolio was delivered to our customers. Contracted energy from Colstrip Energy Limited Partners (CELP), Yellowstone Energy Limited Partners (YELP) as well as a majority of the contracted wind, hydro and solar are federally mandated Qualifying Facilities, as defined under the Public Utility Regulatory Policies Act of 1978 (PURPA). MT SD NWE

Strong Utility Foundation 17  Solid and improving JD Power Overall Customer Satisfaction Scores  Residential electric and natural gas rates below national average  Solid electric system reliability  Low gas leaks per mile – just outside 1st quartile

Solid Economic Indicators 18 • Customer growth rates historically exceed National Averages. • Projected population growth in our service territories better than the National Average. Source: NorthWestern customer growth - 2008-2016 Forms 10-K Unemployment Rate: US Department of Labor via SNL Database 2/21/17 Electric: EEI Statistical Yearbook (published December 2015, table 7.2) Natural Gas: EIA.gov (Data table "Number of Natural Gas Consumers") Source: Company 10K’s, 2018/2019 EEI Statistical Yearbook – Table 7.1 and EIA.gov Black Eagle Power House

Investment for a Reliable Energy System 19 Nearly $7 billion of Gross Plant in Service to reliably serve our customers across Montana, South Dakota and Nebraska. $2.60 - $2.75 $3.10 - $3.30 $3. 0-$3.40 $3.30-$3.50

Recent Total Shareholder Return (TSR) 20 • 12 member peer group: ALE (ALLETE), AVA (Avista), BKH (Black Hills Corp), IDA (IDACORP), MGEE (MGE Energy), NWN (Northwest Natural Gas),OGE (OGE Energy), OGS (One Gas), OTTR (Otter Tail Power), PNM (PNM Resources), POR (Portland General Electric), and SR (Spire). 2020 TSR: NWE TSR: (15.06)% Peer TSR: (16.81)% Rank: 7th of 12 peers S&P 500 Utilities: +0.48% S&P 500: +18.40% Nasdaq: 43.64%

Maintaining Affordability for our Customers 21 NorthWestern’s typical electric and gas bills are below national average even considering the significant burden of Montana property tax increases on customer rates. 2008-2020 CAGRs NWE Property Taxes: 7.2% (Montana only 7.5%) NWE typical electric bill: 1.9% NWE typical natural gas bill: (5.7%) US average electric bill: 1.3%* US average natural gas bill: (2.5%)**

Credit Ratings 22 While great strides have been made since emergence from bankruptcy in 2004, regulatory concerns in Montana have put pressure on credit ratings over the last few years. In May 2018, Moody’s downgraded our senior secured and unsecured credit ratings and in March 2021, Moody’s placed NWE on negative outlook.

Earnings Growth 23 See appendix for additional disclosures regarding “Non-GAAP Financial Measures” $2.60 - $2.75 $3.30-$3.45 See “Non-GAAP Financial Measures” slide in appendix for “Non-GAAP Adjusted EPS”. Non-GAAP Adjusted EPS Growth Averaged 4.3% from 2013 - 2020 NorthWestern affirms its 2021 earnings guidance range of $3.40 to $3.60 per diluted share based upon, but not limited to, the following major assumptions and expectations: • COVID-19 related reduction in our commercial and industrial sales volumes, offset in part by an increase in usage by residential customers through the second quarter of 2021; • Normal weather for the remainder of the year in our electric and natural gas service territories; • A consolidated income tax rate of approximately (2.5%) to +2.5% of pre-tax income; and • Diluted shares outstanding of approximately 51.5 million to 51.8 million. Continued investment in our system to serve our customers and communities is expected to provide annualized 4% - 5% growth in rate base and a targeted long-term earnings per share growth rate of 3% - 6%. Maintaining our 60% - 70% targeted dividend payout ratio, we anticipate the dividend growth rate to be in line with the EPS growth rate going forward.

Maintaining Capital Investment Forecast 24 • $2.1 billion of total capital investment over the five year period. • We expect to finance this capital with a combination of cash flows from operations, first mortgage bonds and equity issuances. We anticipate initiating a $200 million At-the-Market (ATM) offering during the second quarter of 2021. Any equity issuances will be sized to maintain and protect our current credit ratings. • Financing plans are subject to change, depending on capital expenditures, regulatory outcomes, internal cash generation, market conditions and other factors. Based on the results of the competitive solicitation process in South Dakota, approximately $100 million of incremental investment for SD generation is included in the projections above (2021-2023). This level of capital investment is anticipated to result in annualized rate base growth of 4%-5%. The projections do not include the results of the Montana RFP. Independent third-party analyses selected a portfolio of projects including our proposed 175 MW natural gas-fired generation plant near Laurel, Montana. If approved by the MPSC, our cost of construction of this project is expected to be approximately $250 million (primarily over 2022-2023).

Transmission System Update 25 Electric Transmission: • Continue planned retirements of generating resources in Montana in conjunction with increasing demand is placing more stress on the transmission system (two record peaks in the last three seasons). As a result, we are experiencing less available transmission capacity throughout the system. • Continued investment is critical to address aging infrastructure, capacity concerns, reliability and compliance requirements. Gas Transmission: • Continued investment is critical to address aging infrastructure, capacity concerns, reliability and compliance (including the Pipeline and Hazardous Materials Safety Administration proposed rules). • Three primary factors leading to the need for additional investment to address: • Overall reliability and capacity on the gas transmission system to withstand single large contingencies and to address the decline in on-system gas production; • The need to provide additional capacity for existing gas-fired electric generation (given expected growing dependence); and • The need to serve new gas-fired capacity generation in South Dakota. Significant investment needs identified for transmission reliability, capacity and gas / electric interdependence.

26

Distribution Grid Update

Accomplishments

- Emergency Management System (EMS)
- Mobile Work Force Management (MWM)
- Advanced Distribution Management System (ADMS)
- SD/NE Advanced Meters Infrastructure (AMI)
- Distribution Operations Center (DOC)
- Smart Switch Program
- Electric Segment I.D.
- Missoula Educational Solar Pilot Project
- Community Solar Pilots Projects in Bozeman, Helena, Missoula and Yellowstone Nat. Park
- Smart Grid Demonstration Project

5 Year Projects

System Efficiencies

- ADMS Enhancements
- Fault Location, Isolation and Service Restoration (FLISR) Implementation
- Distribution Energy Resource (DER) Integration

Operational Efficiencies

- DOC Transitions to Control
- Montana AMI

Customer Experiences

- Customer Portals
- Smart Apps

Actionable Data

- Key Performance Indicators
- Predictive Analytics
- Enterprise Connectivity

Grid of the Future

New Technology

- EV Charging
- Micro Management System (MGMS)
- Advanced DER Integration

Customer Experiences

- Advanced Apps & Controls
- Predictive Analytics (i.e. Customer Bills)
- Home Area Network
- Customized Solutions

Data Sharing

- Multitenant Solutions
- Transactive Controls



Generation & Transmission Services
Customer Services
Distribution Services
Time-of-use Bill Management
Energy Arbitrage
Frequency Regulation
Maximizing PV Assets
Spin / Non-Spin Reserves
Energy Efficiency
Demand Charge Reduction
AMI
ADMS
EMS
Voltage Support
Customer Analytics
Black Start
Backup Power
Reliability
Transmission Deferral
Distribution Deferral
Maximize Existing Resources
Transmission Congestion Relieft

VISION:
Turning risks into opportunities by evolving the business and adding new value systems.

27

Generation Portfolio Update

Montana

- Initial bids for the January 2020 RFP were received in July 2020. Bid submissions were evaluated by an independent party with the following portfolio of projects selected:
  - Laurel Generation Station - **Construction of 175 MW of flexible reciprocating internal combustion engines (RICE) near Laurel, MT, which we will own**. If we receive MPSC approval to build, the cost to construct this plant is expected to be approximately $250 million and be available for **commercial operation in late 2023 / early 2024**; and
  - Powerex Transaction – a 5-year **power purchase agreement** for 100 MW of capacity and energy products originating predominately from hydroelectric resources.

We also anticipate finalizing an agreement for an energy storage contract shortly to fill the 5-hour duration tier identified in the January 2020 RFP. We expect to request MPSC approval of the Laurel Generation Station, and possibly an energy storage contract, in May 2021 with a decision anticipated 6 to 9 months after filing.


60 MW of flexible capacity underway in Huron, SD

South Dakota

- Construction continues for a **60MW RICE project** in Huron, SD **to be online in late 2021** with total construction costs of approximately $80 million (~$40 million invested in 2020).
- An **additional 30-40 MW of flexible generation** in Aberdeen, SD is in the planning stages and expected to be **online in 2023** with a cost of approximately $60 million.

NorthWestern Energy
Delivering a Bright Future

February Cold Weather Event 28 • In February 2021, a prolonged cold spell resulted in record winter peak demand for electricity and natural gas. In our SD & NE service territories, natural gas costs for the month of February 2021 exceeded the total cost for all of 2020. • We recorded a regulatory asset of approximately $26 million for natural gas supply we incurred in Nebraska. Considering customer impacts, we proposed recovery of our costs over a two-year period. We expect the Nebraska Public Service Commission to issue a decision during the second quarter of 2021. • We recorded approximate $17.8 million as a regulatory asset for supply costs incurred in our SD jurisdiction for natural gas supply costs in February. The South Dakota Public Utilities Commission (SDPUC) issued an order allowing recovery over a one-year period, effective March 1, 2021. • In Montana, while the impact was still significant, the degree of price excursion was not as significant due to availability of Canadian gas (AECO) from the north. Our combination electric and gas system performed exceptionally well. However, energy imports during this period were critical to maintain services in Montana. • Each year we submit filings for recovery of purchased power, natural gas and property tax costs. The respective state commissions review these tracker filings and make cost recovery determinations based on prudency.

February Cold Weather Event (Montana) 29 (Megawatts) (Megawatt Hours) The chart illustrates the actual contribution of energy, by resource, during February’s multi-day cold weather event, the capacity deficit, and the market price of power. (Thermal includes all thermal resources – 222 MW Colstrip Unit 4, mandatory-purchase Qualifying Facilities, and natural gas.) Hydro (484MW) Coal and Natural Gas (511MW) Solar (17MW) Wind (455MW) Resource Adequacy Requirement Accredited Capacity of current portfolio NWE Load Purchase Price Portfolio Resource Portfolio Resource Production 29

-900 -800 -700 -600 -500 -400 -300 -200 -100 0 2/ 10 /2 1 0: 00 2/ 10 /2 1 3: 00 2/ 10 /2 1 6: 00 2/ 10 /2 1 9: 00 2/ 10 /2 1 12 :0 0 2/ 10 /2 1 15 :0 0 2/ 10 /2 1 18 :0 0 2/ 10 /2 1 21 :0 0 2/ 11 /2 1 0: 00 2/ 11 /2 1 3: 00 2/ 11 /2 1 6: 00 2/ 11 /2 1 9: 00 2/ 11 /2 1 12 :0 0 2/ 11 /2 1 15 :0 0 2/ 11 /2 1 18 :0 0 2/ 11 /2 1 21 :0 0 2/ 12 /2 1 0: 00 2/ 12 /2 1 3: 00 2/ 12 /2 1 6: 00 2/ 12 /2 1 9: 00 2/ 12 /2 1 12 :0 0 2/ 12 /2 1 15 :0 0 2/ 12 /2 1 18 :0 0 2/ 12 /2 1 21 :0 0 2/ 13 /2 1 0: 00 2/ 13 /2 1 3: 00 2/ 13 /2 1 6: 00 2/ 13 /2 1 9: 00 2/ 13 /2 1 12 :0 0 2/ 13 /2 1 15 :0 0 2/ 13 /2 1 18 :0 0 2/ 13 /2 1 21 :0 0 2/ 14 /2 1 0: 00 2/ 14 /2 1 3: 00 2/ 14 /2 1 6: 00 2/ 14 /2 1 9: 00 2/ 14 /2 1 12 :0 0 2/ 14 /2 1 15 :0 0 2/ 14 /2 1 18 :0 0 2/ 14 /2 1 21 :0 0 2/ 15 /2 1 0: 00 2/ 15 /2 1 3: 00 2/ 15 /2 1 6: 00 2/ 15 /2 1 9: 00 2/ 15 /2 1 12 :0 0 2/ 15 /2 1 15 :0 0 2/ 15 /2 1 18 :0 0 2/ 15 /2 1 21 :0 0 M eg aW at ts (M W ) Date & Time 850 MW Net Import NorthWestern consistently imports significant volumes of power to serve Montana customers during peak usage periods. Large Electricity Imports Were Critical (Montana) • Regional events helped avoid outages • Colder weather shifted to the east • Outages in Oregon meant more power was available to purchase • Market prices spiked as the event went on • Transmission system for imports significantly constrained Net Electricity Imports into Montana – Feb. 10-15, 2021 (“-” Represents Energy Import) 30

Looking Forward (Regulatory) 31 • We do not expect to make general rate case filings in any of our regulatory jurisdictions during 2021. We have made or anticipate making several other regulatory filings, primarily in our Montana jurisdiction, including: • An April 15, 2021 filing requesting to delay the implementation of our fixed cost recovery mechanism pilot for another year until July 2022 or beyond, due to the continued uncertainties created by the COVID-19 pandemic; • An April 21, 2021 filing requesting approval to increase the forecasted costs used to develop rates for the recover of electric power costs through our Power Cost and Credit Adjustment Mechanism (PCCAM) by approximately $17 million; and • A May 2021 filing requesting approval to acquire electric capacity resources identified through our January 2020 RFP. • In May 2019, we filed proposed revisions to our FERC transmission rates. In November 2020 we reached a settlement with intervenors establishing formula rates. The settlement, and a motion to implement settlement rates, were filed on November 16th. The motion was granted on November 25th and we began charging settlement rates on December 1st. We refunded approximately $20.5 million to our wholesale customers in the first quarter of 2021. In March 2021, we submitted a compliance filing with the MPSC adjusting the FERC credit in our retail rates. The MPSC approved, on an interim basis, both the updated revenue credit and the refund amount* that will be completed over a one-year period, beginning April 1, 2021. *As of March 31, 2021 we had cumulative deferred revenue for refund of approximately $12.8 million.

32

Recent Significant Achievements


AGA
Industry Leader Accident Prevention Award

Strong year for safety at NorthWestern

- Industry Leader Accident Prevention Award from American Gas Association in 2019
- Continue to be a top performer among Edison Electric Institute member companies.

Record best customer satisfaction scores with JD Power & Associates

- Once again received our best JD Powers overall satisfaction survey score.

Solid electric reliability scores

- SAIDI (System Average Interruption Duration Index) and SAIFI (System Average Interruption Frequency Index) scores in the first or second quartiles. Significantly good considering the rugged service territories served.


CORPORATE GOVERNANCE AWARDS
2019
corporatesecretary
WINNER

Corporate Governance Winner

- In 2019 NorthWestern's proxy statement was winner of the "Best Proxy Statement (Small to Mid Cap)" by *Corporate Secretary Magazine*. We have been a finalist in 7 of the last 8 years and also won the award in 2014.

Board Diversity Recognition

- Recognized for gender diversity on its board of directors by 2020 Women on Boards. Four of the company's ten directors are female.

Best Governance Practices from Moody's Investment Services

- In 2019, NorthWestern scored the 5th best overall score among 50 publicly traded North American utility and power companies.

Best Investor Relations Program

- Recognized, in 2018 and 2019, by Institutional Investor as a top midcap utility and energy company based on access to senior management, well-informed and empowered IR team, appropriate and timely disclosures and constructive earnings calls.

Environmental, Social and Governance Reporting

- Published Key Sustainability Statistics report in November 2020 as well as many policy disclosures centering around ESG.



NorthWestern Energy
Delivering a Bright Future

33

ESG Advances

- NorthWestern has a new Environmental, Social and Governance landing page. The new page:
  - Consolidates existing ESG information;
  - Includes disclosures of 20 new and existing policies and standards necessary for a best-practices ESG program; and
  - Includes a new, easy reference, Sustainability Statistics Report to disclose 5-year trend of operational and financial ESG data and statistics.
- We continue to make progress on several ESG ratings with the most substantial improvement at MSCI (from BB to A in the latest report).


ESG Rating history
MSCI
ESG RATINGS
A
CCC B BB BBB A AA AAA
AAA
AA
A
BBB
BB
B
CCC
B
B
B
BB
A
Jul-16
Jul-17
Aug-18
Dec-19
Jan-21
ESG Rating history shows five most recent rating actions


ESG Rating distribution
Universe: MSCI ACWI Index constituents, Utilities, n=141
5%
11%
18%
19%
22%
18%
7%
CCC
B
BB
BBB
A
AA
AAA


BRIGHT
Community
CONNECTION

- The first volume of BRIGHT Magazine was published this week. This quarterly publication will showcase our employees, our customers, our communities, and our commitment to sustainability.

THE USE BY NORTHWESTERN CORP OF ANY MSCI ESG RESEARCH LLC OR ITS AFFILIATES ("MSCI") DATA, AND THE USE OF MSCI LOGOS, TRADEMARKS, SERVICE MARKS OR INDEX NAMES HEREIN, DO NOT CONSTITUTE A SPONSORSHIP, ENDORSEMENT, RECOMMENDATION, OR PROMOTION OF NORTHWESTERN CORP BY MSCI. MSCI SERVICES AND DATA ARE THE PROPERTY OF MSCI OR ITS INFORMATION PROVIDERS, AND ARE PROVIDED 'AS-IS' AND WITHOUT WARRANTY. MSCI NAMES AND LOGOS ARE TRADEMARKS OR SERVICE MARKS OF MSCI.

www.northwesternenergy.com/our-company/investor-relations/ESG-Sustainability

ESG Publications 34 Environmental Social Governance http://www.northwesternenergy.com/our- company/investor-relations/proxy-materials http://www.northwesternenergy.com/our- company/investor-relations/annual-reports Annual Report Proxy Statement http://www.northwesternenergy.com /environment/our-environment Environmental Report http://www.northwesternenergy.com/communi ty-works/community-works Code of Conduct These five documents provide valuable insight in NorthWestern Energy’s Environmental, Social and Governance (ESG) Sustainability practices. Community Works Report http://www.northwesternenergy.com/docs/default- source/documents/corporategovernance/code-of-conduct.pdf

35

ESG - Environmental

2020 Electric Generation Portfolio - Total NWE


65%
Carbon-Free
Wind
Contracted
23.0%
Wind
Owned
6.6%
Contracted
CELP & YELP
9.7%
Natural Gas
Contracted
0.8%
Natural Gas /
Other
Owned
2.7%
Coal
Owned
21.9%
NWE
Montana &
South Dakota
combined
Hydro
Owned
33.5%
Hydro
Contracted
1.5%
Solar
Contracted
<1%

Based upon 2020 MWH's of owned and long-term contracted resources.

65% of NorthWestern Energy's 2020 Electric Generation Portfolio Delivered was Carbon-Free
(based on megawatt hours)


Mystic Dam


Beethoven Wind Farm

2020 Carbon-Free Owned & Long Term Contracted Nameplate Generation Resources

(As a Percentage of Total Nameplate MW Capacity)


70%
60%
50%
40%
30%
20%
10%
0%
Geothermal / Other
Pumped Storage
Solar
Hydroelectric
Wind
Nuclear
29%
34%
65%
57%
United States (2019)
NorthWestern (South Dakota)
NorthWestern (Montana)
NorthWestern (Total Company)

57% Carbon Free Nameplate Portfolio
vs
29% National Average in 2019
(based nameplate megawatts via U.S. Energy Information Administration – form EIA-860)

ESG - Social 36 Community EmployeesCustomers $2.3 Billion Economic Output in 2020 ($2.013B in Montana & $249M in SD/NE) Over $5 million Donations, Sponsorships, Economic Development, Scholarship Funding, Public Recreation Support, Safety Awareness and Volunteer Program Grants in 2020 411 Number of nonprofits that received grants through Employee Volunteer Program $9.4 Million Low-Income Energy Assistance in 2020 Safety Culture TransformationTypical Residential Bills Lower than National Average Building on Our Best – Improved Customer Satisfaction Scores Diverse Employment Over the last 13 years, our energy efficiency programs have helped customers save 685,041 MWh’s of energy – enough to power 76,000 homes for a year.

37

ESG - Governance

5th Best Score Among 50 Publicly Traded North American Utility and Power Companies by Moody's Investment Services on Best Governance Practices

Corporate Governance

What We Do:

- Annual election of all directors.
- Majority vote plus resignation standard in uncontested elections. If a director receives more "WITHHOLD AUTHORITY" votes than "FOR" votes, the director must submit a resignation for the Board to consider.
- Allow shareholders owning 25 percent of our shares to call a special meeting.
- Independent Board of Directors, except our CEO.
- Independent Board Chair.
- Each of our Board committees (audit, compensation, and governance) is made up solely of independent directors.
- Committee authority to retain independent advisors, which will be paid for by the company.
- Code of Conduct and Ethics. Applies to all employees and Board, with a separate Code of Ethics for Chief Executive Officers and Senior Financial Officers concerning financial reporting and other related matters.
- Robust stock ownership guidelines for executive officers and directors.

What We Don't Do:

- Poison pill or a shareholder rights plan.
- Hedging of company securities.
- Corporate political contributions.
- Supermajority voting, except to approve certain business combinations or mergers.

Diverse Leadership

Board of Directors | Executive Team


Age Diversity
70+ 1
40-49 2
50-59 2
60-69 5
Tenure Diversity
10+ yrs 4
<2 yrs 2
3-9 yrs 4
Age Diversity
60-69 3
40-49 2
50-59 4
Tenure Diversity
10+ yrs 4
<5 yrs 1
5-9 yrs 4
On exec team
Gender Diversity
Female 4
Male 6
Ethnic Diversity
African-American 1
Middle Eastern 1
White 8
Gender Diversity
Female 4
Male 5
Ethnic Diversity
White 8

Other Recent Governance Recognition

20 / 20 – Women on Boards

Recognized for gender diversity on its board of directors by 2020 Women on Boards. Four of the company's ten directors are female.

Corporate Governance Award Winner

NorthWestern Corporation's proxy statement has won governance awards – *Best Proxy Statement (Small to Mid-Cap)* by Corporation Secretary magazine (2014 & 2019) and *Exemplary Compensation Discussion and Analysis* from NYSE Governance Services (2014) and NorthWestern was recognized as a finalist by Corporate Secretary magazine in the same category for our '12, '13, '16, '17 & '18 statements

CEO Pay Ratio To Average Employee Salary

NWE
25:1

All Utilities Average
58:1

Peer Group Average
37:1

Our Carbon Reduction Vision for NorthWestern Energy in Montana 38 90% carbon reduction by 2045 NorthWestern Energy commits to reduce the carbon intensity of our electric energy portfolio for Montana 90% by 2045.* * As compared with our 2010 carbon intensity as a baseline Already over 60% carbon free Today, NorthWestern Energy serves Montana with an electric portfolio that is over 60% carbon free and more than two times better than the total U.S electric power industry (28% carbon free). Over the last decade, we have already reduced the carbon intensity of our energy generation in Montana by more than 50%. How we’re going to get there Our vision for the future builds on the progress we have already made. Already, the foundation of our energy generation is our hydro system, which is 100% carbon free and is available 24 hours a day, 365 days a year. Wind generation is a close second and continues to grow. While utility-scale solar energy is not a significant portion of our energy mix today, we expect it to evolve along with advances in energy storage. We are committed to working with our customers and communities to help them achieve their sustainability goals and add new technology on our system.

“Julia has been a tremendous Board member. Her distinguished career, experience and stature will be difficult to replace. As long-term Chair of the Board’s Governance Committee, Julia helped establish our commitment to excellent corporate governance. Along with Steve, Julia was a member of the Board that led NorthWestern Energy out of bankruptcy in 2004. Julia is also passionate about our customers, and pushes us to work with our customers and communities to provide them the best possible service. We will all miss Julia’s wisdom and generous spirit. I do look forward to her friendship and advice for many years to come. I have been fortunate to work with one of the wisest and most decent leaders in this or any industry.” Bob Rowe, CEO Farewell and Thank You Julia L. Johnson 39

“After more than fifteen years of service, Steve is retiring from our Board of Directors. Steve set the standard as a great Finance Committee Chair. He knew the numbers and the trends as well as anyone, asked tough questions, promoted rigorous debate, and ensured that all perspectives were fully considered on our way to making the best decisions we could. As Board Chair, Steve worked to develop the Board’s next generation of leaders. And, he kept asking those tough questions. We are a much better company due to Steve’s dedication to our employees and customers as well as to focusing on long-term sustainable value for our shareholders. We are fortunate to have another experienced leader, Dana Dykhouse, assume the Chair. Dana has been active in all aspects of the Board’s duties, with a passion for organizational development and a deep commitment to our communities and customers.” Bob Rowe, CEO Farewell and Thank You Stephen P. Adik 40

Conclusion 41 Pure Electric & Gas Utility Solid Utility Foundation Best Practices Corporate Governance Attractive Future Growth Prospects Strong Earnings & Cash Flows

42 Question and Answer • Please submit questions through the virtual annual meeting website. • We will edit profanity or other inappropriate language. • Questions must: • Be pertinent to meeting matters • Be appropriate • Comply with the meeting rules of conduct • We will answer as many questions as time permits. We will edit profanity or other inappropriat language Questions must: • be pertinent to meeting matters • comply with the meeting rules of conduct

43 Preliminary Results • Election of Directors • Ratification of Deloitte & Touche LLP, as Independent Registered Public Accounting Firm for 2020 • Approve Amendment to Equity Compensation Plan • Advisory Vote to Approve Named Executive Officer Compensation   

44 Thank you for attending today’s Annual Meeting

Non-GAAP Financial Measures 45 These materials include financial information prepared in accordance with GAAP, as well as other financial measures, such as Gross Margin and Adjusted Diluted EPS, that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company's financial performance, financial position or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. Gross Margin (Revenues less Cost of Sales) is a non-GAAP financial measure due to the exclusion of depreciation from the measure. Gross Margin is used by us to determine whether we are collecting the appropriate amount of energy costs from customers to allow recovery of operating costs. Adjusted Diluted EPS is another non- GAAP measure. The Company believes the presentation of Adjusted Diluted EPS is more representative of our normal earnings than the GAAP EPS due to the exclusion (or inclusion) of certain impacts that are not reflective of ongoing earnings. The presentation of these non-GAAP measures is intended to supplement investors' understanding of our financial performance and not to replace other GAAP measures as an indicator of actual operating performance. Our measures may not be comparable to other companies' similarly titled measures.

Non-GAAP Financial Measures 46 Disclaimer on Net Operating Net Operating Losses (NOL’s): The expected tax rate and the expected availability of NOLs are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section of our most recent 10-K filed with the SEC.